UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

PRIORITY INCOME FUND, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	811-22725	46-0611646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 EAST 40TH STREET, 42ND FLOOR, NEW YORK, NY 10016
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 448-0702

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series D Term Preferred Stock	PRIF PRD	New York Stock Exchange
Series I Term Preferred Stock	PRIF PRI	New York Stock Exchange
Series J Term Preferred Stock	PRIF PRJ	New York Stock Exchange
Series K Term Preferred Stock	PRIF PRK	New York Stock Exchange
Series L Term Preferred Stock	PRIF PRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Listing

On April 25, 2025, Priority Income Fund, Inc. (the “Company”) announced its intention to complete a listing of its common stock on a national securities exchange (the “Listing”) within the twelve months following such announcement, subject to market conditions, stockholder approval and final board approval. There can be no assurance that the Company will be able to complete the Listing in the expected timeframe or at all. A presentation deck of the overview of the Listing is furnished as Exhibit 99.1. Except as may be required by federal securities laws, the Company undertakes no duty or obligation to update or revise the information contained in this exhibit. The Company expects to provide stockholders with additional details regarding the Listing in the coming weeks and months.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of the Company and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2025 annual meeting (the “2025 Annual Meeting”). The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from stockholders. Stockholders are strongly encouraged to read any such proxy statement when it becomes available as it will contain important information. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the proxy statement and any other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.priorityincomefund.com.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER
Exhibit 99.1	Priority Income Fund, Inc. Listing Presentation Deck

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIORITY INCOME FUND, INC.

Date: June 20, 2025	By:	/s/ M. Grier Eliasek
		Name:	M. Grier Eliasek
		Title:	Chief Executive Officer and President